Exhibit 32.2

CERTIFICATION OF VICE PRESIDENT & CORPORATE CONTROLLER

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015 of Addus HomeCare Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence P. Wyrobek, Vice President & Corporate Controller of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2015	By:	/s/ Lawrence P. Wyrobek
Lawrence P. Wyrobek
Vice President & Corporate Controller